Share Capital And Equity Compensation - Summary of Fair Value of Stock Options Granted by Using Black Scholes Option Pricing Model (Details) $ / shares in Units, shares in Thousands, $ in Thousands		1 Months Ended
	Dec. 03, 2023 USD ($) shares $ / shares	Dec. 31, 2023 shares
Disclosure Of Issued Capital Equity Compensation And Warrants [Line Items]
Number of options granted | shares	1,740	1,740
Risk free rate	4.04%
Expected life	7
Annualized volatility	73.14%
Dividend rate	0.00%
Fair value per stock option granted | $ / shares	$ 3.98
Total fair value of stock options granted | $	$ 6,925